Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Vapotherm, Inc. (the “Company”) for the quarterly period ended September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, John Landry, Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

This certificate is being furnished solely for purposes of Section 906 and is not being filed as part of the Report.

/s/ JOHN LANDRY
John Landry
Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Date: November 5, 2019